FINANCE RECEIVABLES	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
FINANCE RECEIVABLES	FINANCE RECEIVABLES
The Company, primarily through TFS, leases equipment and provides financing to customers for the purchase and use of Terex equipment. In the normal course of business, TFS assesses credit risk, establishes structure and pricing of financing transactions, documents the finance receivable, and records and funds the transactions. The Company bills and collects cash from the end customer.

The Company primarily conducts on-book business in the U.S., with limited business in China, Brazil and Germany. The Company does business with various types of customers consisting of rental houses, end user customers and Terex equipment dealers.

The Company’s net finance receivable balances include both sales-type leases and commercial loans. Finance receivables that management intends to hold until maturity are stated at their outstanding unpaid principal balances, net of an allowance for loan losses as well as any deferred fees and costs. Finance receivables originated and intended for sale in the secondary market are carried at the lower of cost or estimated fair value, on an individual asset basis. During the years ended December 31, 2019, 2018 and 2017, the Company transferred finance receivables of $226.2 million, $290.5 million and $266.6 million, respectively, to third-party financial institutions, which qualified for sales treatment under ASC 860. During the years ended December 31, 2019, 2018 and 2017, the Company recorded gains on transferred finance receivables of $5.4 million, $3.3 million, and $11.3 million, respectively, which were recorded as sales by TFS and were reported in the Corporate and Other category. At December 31, 2019 and 2018, the Company had $17.6 million and $19.2 million, respectively, of held for sale finance receivables recorded in Prepaid and other current assets in the Consolidated Balance Sheet.

Revenue attributable to finance receivables management intends to hold until maturity is recognized on the accrual basis using the effective interest method. The Company bills customers and accrues interest income monthly on the unpaid principal balance. The accrual of interest is generally discontinued when the contractual payment of principal or interest has become 90 days past due or management has significant doubts about further collectability of contractual payments, even though the loan may be currently performing. A receivable may remain on accrual status if it is in the process of collection and is either guaranteed or secured. Interest received on non-accrual finance receivables is typically applied against principal. Finance receivables are generally restored to accrual status when the obligation is brought current and the borrower has performed in accordance with the contractual terms for a reasonable period of time and the ultimate collectability of the total contractual principal and interest is no longer in doubt. The Company has a history of enforcing the terms of these separate financing agreements.

Finance receivables, net consisted of the following (in millions):

	December 31, 2019	December 31, 2018
Commercial loans	$145.7	$154.0
Sales-type leases	20.5	45.5
Total finance receivables, gross	166.2	199.5
Allowance for credit losses	(11.0)	(5.5)
Total finance receivables, net	$155.2	$194.0

Approximately $52 million and $72 million of finance receivables are recorded in Prepaid and other current assets at December 31, 2019 and 2018. Approximately $103 million and $122 million are recorded in Other assets in the Consolidated Balance Sheet at December 31, 2019 and 2018, respectively.
Credit losses are charged against the allowance for credit losses when management ceases active collection efforts. Subsequent recoveries, if any, are credited to earnings. The allowance for credit losses is maintained at a level set by management which represents evaluation of known and inherent risks in the portfolio at the consolidated balance sheet date. Management’s periodic evaluation of the adequacy of the allowance is based on the Company’s past loan loss experience, market-based loss experience, specific customer situations, estimated value of any underlying collateral, current economic conditions, and other relevant factors. This evaluation is inherently subjective, since it requires estimates that may be susceptible to significant change. Although specific and general loss allowances are established in accordance with management’s best estimate, actual losses are dependent upon future events and, as such, further additions to or decreases from the level of loss allowances may be necessary.

The following table presents an analysis of the allowance for credit losses (in millions):

	Year Ended December 31, 2019			Year Ended December 31, 2018			Year Ended December 31, 2017
	Commercial Loans	Sales-Type Leases	Total	Commercial Loans	Sales-Type Leases	Total	Commercial Loans	Sales-Type Leases	Total
Balance, beginning of period	$4.0	$1.5	$5.5	$5.7	$0.9	$6.6	$5.9	$0.4	$6.3
Provision for credit losses	6.9	(1.0)	5.9	(0.5)	0.6	0.1	0.2	0.5	0.7
Charge offs	(0.4)	—	(0.4)	(1.1)	—	(1.1)	(0.4)	—	(0.4)
Recoveries	—	—	—	(0.1)	—	(0.1)	—	—	—
Balance, end of period	$10.5	$0.5	$11.0	$4.0	$1.5	$5.5	$5.7	$0.9	$6.6

The Company utilizes a two-tier approach to set allowances: (1) identification of impaired finance receivables and establishment of specific loss allowances on such receivables; and (2) establishment of general loss allowances on the remainder of its portfolio. Specific loss allowances are established based on circumstances and factors of specific receivables. The Company regularly reviews the portfolio which allows for early identification of potentially impaired receivables. The process takes into consideration, among other things, delinquency status, type of collateral and other factors specific to the borrower.

General loss allowance levels are determined based upon a combination of factors including, but not limited to, TFS experience, general market loss experience, performance of the portfolio, current economic conditions, and management's judgment. The two primary risk characteristics inherent in the portfolio are (1) the customer's ability to meet contractual payment terms, and (2) the liquidation values of the underlying primary and secondary collaterals. The Company records a general or unallocated loss allowance that is calculated by applying a reserve rate to its portfolio, net of individually impaired finance receivables. All delinquent accounts are reviewed for potential impairment. A receivable is deemed to be impaired when based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Amount of impairment is measured as the difference between the balance outstanding and underlying collateral value of equipment being financed, as well as any other collateral. All finance receivables identified as impaired are evaluated individually. Generally, the Company does not change terms and conditions of existing finance receivables.

The following table presents individually impaired finance receivables (in millions):

	December 31, 2019			December 31, 2018			December 31, 2017
	Commercial Loans	Sales-Type Leases	Total	Commercial Loans	Sales-Type Leases	Total	Commercial Loans	Sales-Type Leases	Total
Recorded investment	$7.8	$—	$7.8	$1.5	$—	$1.5	$6.0	$—	$6.0
Related allowance	7.8	—	7.8	0.6	—	0.6	2.4	—	2.4
Average recorded investment	7.5	—	7.5	2.4	—	2.4	3.7	—	3.7
The allowance for credit losses and finance receivables by portfolio, segregated by those amounts that are individually evaluated for impairment and those that are collectively evaluated for impairment, was as follows (in millions):

	December 31, 2019			December 31, 2018
Allowance for credit losses, ending balance:	Commercial Loans	Sales-Type Leases	Total	Commercial Loans	Sales-Type Leases	Total
Individually evaluated for impairment	$7.8	$—	$7.8	$0.6	$—	$0.6
Collectively evaluated for impairment	2.7	0.5	3.2	3.4	1.5	4.9
Total allowance for credit losses	$10.5	$0.5	$11.0	$4.0	$1.5	$5.5

Finance receivables, ending balance:
Individually evaluated for impairment	$7.8	$—	$7.8	$1.5	$—	$1.5
Collectively evaluated for impairment	137.9	20.5	158.4	152.5	45.5	198.0
Total finance receivables	$145.7	$20.5	$166.2	$154.0	$45.5	$199.5

Accounts are considered delinquent when the billed periodic payments of the finance receivables exceed 30 days past the due date.

The following tables present analysis of aging of recorded investment in finance receivables (in millions):

	December 31, 2019
	Current	31-60 days past due	61-90 days past due	Greater than 90 days past due	Total past due	Total Finance Receivables
Commercial loans	$135.1	$2.4	$0.1	$8.1	$10.6	$145.7
Sales-type leases	20.2	—	0.3	—	0.3	20.5
Total finance receivables	$155.3	$2.4	$0.4	$8.1	$10.9	$166.2

	December 31, 2018
	Current	31-60 days past due	61-90 days past due	Greater than 90 days past due	Total past due	Total Finance Receivables
Commercial loans	$152.2	$0.1	$—	$1.7	$1.8	$154.0
Sales-type leases	45.3	0.2	—	—	0.2	45.5
Total finance receivables	$197.5	$0.3	$—	$1.7	$2.0	$199.5

Commercial loans in the amount of $27.1 million and $6.0 million were on non-accrual status as of December 31, 2019 and 2018, respectively. Sales-type leases in the amount of $0.3 million were on non-accrual status as of December 31, 2019 and there were no sales-type leases on non-accrual status as of December 31, 2018.
Credit Quality Information

Credit quality is reviewed periodically based on customers’ payment status. In addition to delinquency status, any information received regarding a customer (such as bankruptcy filings, etc.) will also be considered to determine the credit quality of the customer. Collateral asset values are also monitored regularly to determine the potential loss exposures on any given transaction.

The Company uses the following internal credit quality indicators, based on an internal risk rating system, using certain external credit data, listed from the lowest level of risk to highest level of risk. The internal rating system considers factors affecting specific borrowers’ ability to repay.

Finance receivables by risk rating (in millions):

Rating	December 31, 2019	December 31, 2018
Superior	$1.7	$7.5
Above Average	17.3	30.7
Average	42.1	56.9
Below Average	96.2	94.5
Sub Standard	8.9	9.9
Total	$166.2	$199.5
The Company believes the finance receivables retained, net of allowance for credit losses, are collectible.